EXHIBIT 10.1

SECOND AMENDMENT

THIS SECOND AMENDMENT (this “Amendment”) dated as of September 27, 2024 to the Credit Agreement referenced below is by and among U. S. PHYSICAL THERAPY, INC., a Nevada corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto, and BANK OF AMERICA, N.A., as Administrative Agent.

W I T N E S S E T H

WHEREAS, a revolving credit facility and a term loan facility have been extended to the Borrower pursuant to the Third Amended and Restated Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of June 17, 2022 among the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent; and

WHEREAS, the Loan Parties have requested certain amendments to the Credit Agreement and Lenders constituting Required Lenders have agreed to such amendments on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement as amended by this Amendment.

2.         Consent. The Borrower has notified the Administrative Agent that the Acquisition Consideration for the Metro Acquisition will exceed the $50,000,000 limit set forth in Section 7.03(f)(ii) of the Credit Agreement. The Required Lenders consent to the Acquisition Consideration for the Metro Acquisition exceeding $50,000,0000. For the avoidance of doubt, the Metro Acquisition must satisfy all other terms and conditions of the Credit Agreement (including, but not limited to, the other terms and conditions of Section 7.03(f)). This is a one-time consent and applies solely to the Metro Acquisition.

3.           Amendments to Credit Agreement.

3.1          Section 1.01 of the Credit Agreement is amended by adding the following definition in the appropriate alphabetical order:

“Metro Acquisition” means the Initial Acquisition of 50% of the Equity Interests of MSO Metro LLC for Acquisition Consideration (excluding the amount of any earnout) that shall not exceed $80,000,000.

3.2          In Section 7.02(g) of the Credit Agreement, the parenthetical “(including, without limitation, any earnout)” is inserted immediately after “or similar agreement”.

3.3          In Section 7.03(f)(ii) of the Credit Agreement, the parenthetical “(other than the Metro Acquisition)” is inserted immediately after “such Initial Acquisition”.

3.4          In Section 7.03(f)(iii) of the Credit Agreement, the parenthetical “(other than the Metro Acquisition)” is inserted immediately after “all Initial Acquisitions”.

4.         Condition Precedent. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Guarantors, Lenders constituting Required Lenders and the Administrative Agent.

5.         Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

6.          Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment (a) the representations and warranties of the Loan Parties contained (i) in Article V of the Credit Agreement and (ii) in each other Loan Document or in any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document, are true and correct in all material respects (or, with respect to representations and warranties that are qualified by materiality or Material Adverse Effect, in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, with respect to representations and warranties that are qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date, and except that for purposes hereof, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b) respectively, of Section 6.01 of the Credit Agreement, and (b) no Default exists.

7.          Reaffirmation. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and agrees that this Amendment does not operate to reduce or discharge, or constitute or establish a novation of, such Loan Party’s obligations under the Loan Documents and (c) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and continue in full force and effect and agrees that this Amendment does not in any manner impair or otherwise adversely affect, or constitute or establish a novation of, any of the Liens granted in or pursuant to the Loan Documents.

9.          No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

10.      Electronic Execution; Electronic Records; Counterparts. This Amendment may be in the form of an electronic record (in “.pdf” form or otherwise) and may be executed using electronic signatures, which shall be considered as originals and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts shall be one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed Amendment which has been converted into electronic form (such as scanned into “.pdf” format), or an electronically signed Amendment converted into another format, for transmission, delivery and/or retention.

11.        Governing Law. The terms of the Credit Agreement with respect to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered as of the date first above written,

BORROWER:	U.S. PHYSICAL, THERAPY, INC., a Nevada corporation

	By:	/s/ Rick Binstein
	Name:	Rick Binstein
	Title:	Executive Vice President, General Counsel and Secretary

GUARANTORS:
ABILITY HEALTH PT MANAGEMENT GP, LLC,
a Texas limited liability company
ACHIEVE MANAGEMENT GP, LLC, a Texas limited liability company
ADVANCE REHABILITATION MANAGEMENT GP, LLC,
a Texas limited liability company
AGAPE PHYSICAL THERAPY MANAGEMENT GP, LLC,
a Texas limited liability company
AGILITY SPINE & SPORTS PT MANAGEMENT GP, LLC,
a Texas limited liability company
ARC PT MANAGEMENT GP, LLC, a Texas limited liability company
ATLAS PT MANAGEMENT GP, LLC, a Texas limited liability company
BAYSIDE MANAGEMENT GP, LLC, a Texas limited liability company
BRIOTIX MANAGEMENT GP, LLC, a Texas limited liability company
C. FOSTER PT MANAGEMENT GP, LLC, a Texas limited liability company
CAROLINA PT MANAGEMENT GP, LLC, a Texas limited liability company
CPR MANAGEMENT GP, LLC, a Texas limited liability company
DHT MANAGEMENT GP, LLC, a Texas limited liability company
ELITE PT MANAGEMENT GP, LLC, a Texas limited liability company
EXCEL ORTHOPEDIC PT MANAGEMENT GP, LLC,
a Texas limited liability company
FREMONT PT MANAGEMENT GP, I.LC, a Texas limited liability company
HORIZON REHABILITATION PT MANAGEMENT GP, LLC,
a Texas limited liability company
HPTS MANAGEMENT GP, LLC, a Texas limited liability company
INTEGRATED REHAB PT MANAGEMENT GP, LLC,
a Texas limited liability company
JACKSON CLINICS PT MANAGEMENT GP, LLC,
a Texas limited liability company
JACO REHAB HONOLULU MANAGEMENT GP, LLC,
a Texas limited liability company
JACO KAPOLEI MANAGEMENT GP, LLC, a Texas limited liability company
JACO MILILANI MANAGEMENT GP, LLC, a Texas limited liability company
JACO WAIKELE MANAGEMENT GP, LLC, a Texas limited liability company
MADDEN AND GILBERT PT GP, LLC, a Texas limited liability company
NATIONAL REHAB DELAWARE, INC., a Delaware corporation
NATIONAL REHAB GP, INC., a Texas corporation
NATIONAL REHAB MANAGEMENT GP, INC., a Texas corporation
NORTH LAKE PT MANAGEMENT GP, LLC, a Texas limited liability company
NORTHERN EDGE PT MANAGEMENT GP, LLC,
a Texas limited liability company
NORTHWEST PT MANAGEMENT GP, LLC, a Texas limited liability company
ONE TO ONE PT MANAGEMENT GP, LLC, a Texas limited liability company
OPR MANAGEMENT SERVICES, INC., a Texas corporation
OSR PHYSICAL THERAPY MANAGEMENT GP, LLC,
a Texas limited liability company

By:	/s/ Rick Binstein
Name:	Rick Binstein
Title:	Vice President and Secretary

Signature Page to Second Amendment to Third Amended and Restated Credit Agreement - U.S. Physical
Therapy, Inc.

PEAK PERFORMANCE PT MANAGEMENT GP, LLC,
a Texas limited liability company
PREMIER MANAGEMENT GP, LLC, a Delaware limited liability company
PROCARE PHYSICAL THERAPY MANAGEMENT GP, LLC,
a Texas limited liability company
PTS GP MANAGEMENT, LLC, a Texas limited liability company
RACVA GP, LI.C, a Texas limited liability company
REBOUND PT MANAGEMENT GP, LLC, a Texas limited liability company
REHAB PARTNERS #1, INC., a Texas corporation
REHAB PARTNERS #2, INC., a Texas corporation
REHAB PARINERS #3, INC., a Texas corporation
REHAB PARTNERS #4, INC., a Texas corporation
REHAB PARTNERS #5, INC., a Texas corporation
REHAB PARTNERS #6, INC., a Texas corporation
REHAB PARTNERS ACQUISITION #1, INC., a Texas corporation
RYKE Management GP, LLC, a Texas limited liability company
SPORTSCARE AND ARMWORKS MANAGEMENT GP, LLC,
a Texas limited liability company
STAR PT MANAGEMENT GP, LLC, a Texas limited liability company
U.S. PT - DELAWARE, INC., a Delaware corporation
SUMMIT PT MANAGEMENT GP, LLC, a Texas limited liability company
TX - P4 PT MANAGEMENT GP, LLC, a Texas limited liability company
WRIGHT PT MANAGEMENT GP, LLC, a Texas limited liability company

By:	/s/ Rick Binstein
Name:	Rick Binstein
Title:	Vice President and Secretary

U.S. PHYSICAL, THERAPY, LTD., a Texas corporation

By:	National Rehab GP, Inc, a Texas corporation, its sole general partner

By:	/s/ Rick Binstein
Name:	Rick Binstein
Title:	Vice President and Secretary

U.S. PT MANAGEMENT, LTD., a Texas corporation

By:	National Rehab Management GP, Inc, a Texas corporation, its sole general partner

By:	/s/ Rick Binstein
Name:	Rick Binstein
Title:	Vice President and Secretary

Signature Page to Second Amendment to Third Amended and Restated Credit Agreement - U.S. Physical
Therapy, Inc.

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Dianna Benner
Name:	Dianna Benner
Title:	Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A.

By:
Name:
Title:

REGIONS BANK

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, SUCCESSOR TO MUFG UNION BANK, N.A.

By:
Name:
Title:

TEXAS CAPITAL BANK (F/K/A TEXAS CAPITAL BANK, N.A.)

By:
Name:
Title:

BANKUNITED, N.A.

By:
Name:
Title:

Signature Page to Second Amendment to Third Amended and Restated Credit Agreement - U.S. Physical
Therapy, Inc.

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swingline Lender

	By:	/s/ Alexander L. Rody
	Name:	Alexander L. Rody
	Title:	Assistant Vice President

Signature Page to Second Amendment to Third Amended and Restated Credit Agreement - U.S. Physical
Therapy, Inc.

REGIONS BANK, as a Lender

By:	/s/ Mark Hardison
Name:	Mark Hardison
Title:	Managing Director

Signature Page to Second Amendment to Third Amended and Restated Credit Agreement - U.S. Physical
Therapy, Inc.

U.S. BANK NATIONAL ASSOCIATION, SUCCESSOR TO MUFG UNION BANK, N.A., as a Lender

By:	/s/ Christian Pellicci
Name:	Christian Pellicci
Title:	Assistant Vice President

Signature Page to Second Amendment to Third Amended and Restated Credit Agreement - U.S. Physical
Therapy, Inc.